Exhibit 99.906CERT

EXHIBIT 12 (b)

Section 906 N-CSR Certification of Principal Executive Officer & Principal Financial Officer

TRANSAMERICA INVESTORS, INC.

FOR THE 10-MONTH PERIOD ENDED OCTOBER 31, 2009

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Transamerica Investors, Inc. (the “Fund”) on Form N-CSR for the 10-month period ended October 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ John K. Carter	Date:	December 30, 2009
John K. Carter
Chief Executive Officer

/s/ Joseph P. Carusone	Date:	December 30, 2009
Joseph P. Carusone
Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.